                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            KRUG INTERNATIONAL CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            KRUG INTERNATIONAL CORP.
                        900 CIRCLE 75 PARKWAY, SUITE 1300
                             ATLANTA, GEORGIA 30339




                                                                   July 13, 2001




Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders which will be held at 2:00 p.m., on Monday, August 20, 2001, at the Sheraton Suites Galleria, 2844 Cobb Parkway S.W., Atlanta, Georgia 30339.

         The accompanying Notice of the Annual Meeting and Proxy Statement contain detailed information concerning the matters to be considered and acted upon at the Meeting. The Corporation's 2001 Annual Report to Shareholders is also enclosed.

         We hope you will be able to attend the Meeting.


         Whether or not you plan to attend the Annual Meeting, please execute and return the enclosed proxy card at your earliest convenience. That way you will be sure to be represented at the Meeting. If you later find you can attend the Meeting, you may then withdraw your proxy and vote in person. If you have questions or need assistance regarding your shares, please call our proxy solicitor, Georgeson Shareholder at (800) 223-2064.



                                             Sincerely,


                                             /s/ ROBERT M. THORNTON, JR.


                                             ROBERT M. THORNTON, JR.
                                             Chairman

                            KRUG INTERNATIONAL CORP.
                        900 CIRCLE 75 PARKWAY, SUITE 1300
                             ATLANTA, GEORGIA 30339

                                  ------------


                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 20, 2001

                                  ------------


To the Shareholders of KRUG INTERNATIONAL CORP.:

         The Annual Meeting of Shareholders of KRUG INTERNATIONAL CORP. will be held at 2:00 p.m., Eastern Daylight Savings Time, on Monday, August 20, 2001, at the Sheraton Suites Galleria, 2844 Cobb Parkway S.W., Atlanta, Georgia 30339, for the purpose of considering and voting upon:

1.       The election of four directors for a two-year term.

2. Adoption of a proposed amendment to the Corporation's Amended Articles of Incorporation changing the name of the Corporation to "SunLink Health Systems, Inc."

3. Adoption of a proposed amendment to the Corporation's Code of Regulations to change the date of the Annual Meeting of Shareholders to reflect the change in the Corporation's fiscal year-end to June 30 as described in the accompanying proxy statement.

4. Approval of the 2001 Long Term Stock Option Plan described in the accompanying proxy statement.

5. Approval of the 2001 Outside Directors' Stock Ownership and Stock Option Plan described in the accompanying proxy statement.

6. Such other business as may properly come before the meeting or any adjournment thereof.

         Whether or not you expect to be present, please mark, sign, date and return the enclosed proxy promptly in the envelope provided. Giving the proxy will not affect your right to vote in person if you attend the meeting.

                                           By order of the Board of Directors




                                           JAMES J. MULLIGAN
                                           Secretary
July 13, 2001

                            KRUG INTERNATIONAL CORP.
                        900 CIRCLE 75 PARKWAY, SUITE 1300
                             ATLANTA, GEORGIA 30339

                                  ------------


                                 PROXY STATEMENT
                     FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

                                  ------------


         This proxy statement is furnished in connection with the solicitation by the Board of Directors of KRUG INTERNATIONAL CORP., an Ohio corporation (the "Corporation"), of proxies to be used at the Annual Meeting of Shareholders to be held on Monday, August 20, 2001 and any adjournment thereof. The close of business on July 5, 2001 has been fixed as the record date for the determination of the holders of Common Shares entitled to vote at the meeting and each such shareholder is entitled to one vote per share. There were 4,976,342 Common Shares outstanding at the close of business on July 5, 2001.


         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the Board's recommendations which are FOR the election of Dr. Steven J. Baileys, James J. Mulligan, Ronald J. Vannuki and Michael W. Hall, as directors of the Corporation for a two-year term. A shareholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Corporation a later dated proxy or by giving notice to the Corporation in writing or in open meeting but without affecting any vote previously taken.

         The presence, in person or by properly executed proxy, of the holders of a majority of the Corporation's outstanding shares is necessary to constitute a quorum at the Annual Meeting. Shares represented by proxies received by the Corporation will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular matter as well as shares present at the Annual Meeting. Where nominee shareholders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners of such shares ("Broker Nonvotes"), such Broker Nonvotes will not be treated as either votes cast or shares present.


         This proxy statement and the accompanying proxy card were first mailed to shareholders on or about July 16, 2001.

                              ELECTION OF DIRECTORS

         The Corporation's Board of Directors is presently comprised of seven members. Prior to May 2001, the Board was divided into two classes, with one class having three members and the other class four members. In May 2001, the Board increased the number of directors from seven to eight, with four members in each class. One class of Directors is normally elected at each Annual Meeting of Shareholders for a term of two years.

         At the 2001 Annual Meeting, shareholders will elect four directors who will hold office until the Annual Meeting of Shareholders in 2003. The Board of Directors has nominated Dr. Steven J. Baileys, James J. Mulligan and Ronald J. Vannuki, who are presently directors of the Corporation, and Michael W. Hall, who is not presently a director, for election to terms of office expiring at the 2003 Annual Meeting.

         It is the intention of the proxy agents named in the proxy, unless otherwise directed, to vote such proxy for the election of Dr. Baileys and Messrs. Mulligan, Vannuki and Hall. Should any of them be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the Board of Directors. The four nominees receiving the highest number of votes cast will be elected directors.

         The following table sets forth certain information about the nominees for election and the directors whose terms of office will continue after the meeting.


                                                                                      COMMON SHARES
               NAME AND OFFICES                                         BENEFICIALLY OWNED AS OF JULY 5, 2001
       PRESENTLY HELD WITH CORPORATION                                  -------------------------------------
       -------------------------------                                                      (1)
                                                            DIRECTOR                        ---
NOMINEES FOR TERM OF OFFICE EXPIRING IN 2003:                SINCE               NUMBER           % OF CLASS
---------------------------------------------                -----               ------           ----------

Dr. Steven J. Baileys                                         2000               715,198 (3)         14.1
   Director
James J. Mulligan                                             1966                32,085 (2)           (7)
   Director and Secretary
Ronald J. Vannuki                                             1998                 6,900               (7)
   Director
Michael W. Hall                                               N/A                     --               --
   Nominee

DIRECTORS WHOSE  TERM OF OFFICE EXPIRES IN 2002:
------------------------------------------------

Robert M. Thornton, Jr.                                       1996               291,024 (4)          5.7
   Director, Chairman, President,
   Chief Executive Officer and
   Chief Financial Officer
Karen B. Brenner                                              1996             1,007,944 (5)         19.3
   Director
C. Michael Ford                                               1999                21,000               (7)
   Director
Howard E. Turner                                              1999               190,537 (6)          3.8
   Director

(1) These columns show the number of Common Shares beneficially owned as of July 5, 2001, as confirmed by each beneficial owner, and the percentage of class represented thereby, and includes, where applicable, shares owned by members of the individual's household. Unless otherwise indicated, each individual has voting power and investment power which are exercisable solely by such individual or are shared by such individual with members of his or her household.

(2)      Includes 5,380 shares that may be acquired upon exercise of warrants.

(3) Dr. Baileys shares investment power over all of these shares (which include 102,982 shares which may be acquired upon the exercise of warrants) with Ms. Brenner.

(4) Includes 37,540 shares that may be acquired upon exercise of warrants and 58,000 shares that may be acquired upon the exercise of options within 60 days of July 5, 2001.

(5) Includes 995,824 shares (which include 259,160 shares which may be acquired upon the exercise of warrants) over which Ms. Brenner, as a registered investment advisor and sole shareholder of Fortuna Asset Management, LLC, has shared investment power. Ms. Brenner shares investment power over 715,198 shares (which include 102,982 shares which may be acquired upon the exercise of warrants) with Dr. Baileys.

(6) Includes 12,685 shares that may be acquired upon the exercise of warrants.

(7)      Less than 1%



         Certain information concerning each person listed in the above table, including his or her principal occupation for at least the last five years, is set forth below.

         Dr. Steven J. Baileys, 47, has been Chairman of the Board of Directors of SafeGuard Health Enterprises, Inc., a public dental care benefits company, since 1995, Chief Executive Officer from 1995 to February 2000, President from 1981 until 1997 and Chief Operating Officer from 1981 until 1995. Dr. Baileys is licensed to practice dentistry in the State of California.

         James J. Mulligan, 79, became Secretary of the Corporation in 1966. Mr. Mulligan has been practicing law as a sole practitioner since January 2001. He was a member of the law firm of Smith & Schnacke from 1953 to 1991, a member of the law firm of Thompson Hine & Flory from 1989 to 1991 and a member of the firm of Mulligan & Mulligan from 1992 to 2000. Mr. Mulligan is general counsel to the Corporation and received $32,159 for legal services rendered during the Corporation's fiscal year ended March 31, 2001.

         Ronald J. Vannuki, 61, joined First Union Securities as Senior Vice President-Investment in April 2001. From 1995 to 2001, Mr. Vannuki was a registered investment adviser with Strome Securities, L.P., a broker and investment adviser. From 1988 to 1995, Mr. Vannuki was Managing Director of Drake Capital Securities, Inc., a registered broker-dealer, and from 1990 to 1995 was a Director and Portfolio Manager of Drake Capital Advisers, Inc., a registered investment adviser.

         Michael W. Hall, 51, is a private investor and was Chairman and Chief Executive Officer of Pyramed Health System, Inc., a healthcare consulting firm, from August 1996 through March 31, 2001. From April 1991 to August 1996, Mr. Hall was Chief Operating Officer and Executive Vice President of Southern Health Management Corporation, a healthcare management company specializing in rural healthcare. Prior to its sale to NetCare Health Systems, Inc., Southern Health Management Corporation owned four of the six hospitals KRUG's healthcare subsidiary, SunLink Healthcare Corp., purchased from NetCare in February 2001.

         Robert M. Thornton, Jr., 52, has been Chairman and Chief Executive Officer of the Corporation since September 10, 1998, President since July 16, 1996 and Chief Financial Officer since July 18, 1997. From October 1994 to the present, Mr. Thornton has been a private investor and, since March 1995, Chairman and Chief Executive Officer of CareVest Capital, LLC, a private investment and management services firm. Mr. Thornton was President, Chief Operating Officer, Chief Financial Officer and a director of Hallmark Healthcare Corporation ("Hallmark") from November 1993 until Hallmark's merger with Community Health Systems, Inc. in October 1994. From October 1987 until November 1993, Mr. Thornton was Executive Vice President, Chief Financial Officer, Secretary, Treasurer and a director of Hallmark.


         Karen B. Brenner, 48, has been President of Fortuna Asset Management, LLC, an investment advisory firm located in Newport Beach, California, since 2000. Fortuna Asset Management, LLC succeeded to the business of Fortuna Advisors, Inc., which Ms. Brenner formed and operated from 1993 to 2000. Ms. Brenner is also a director of Creative Bakeries, Inc.

         C. Michael Ford, 61, has been the owner and Chairman of the Board of Montpelier Corporation, a venture capital and real estate holding company, since October 1990. Mr. Ford was Chairman of the Board of In Home Health, Inc. from February 2000 to December 2000, and the Interim Chief Executive Officer from February 2000 to December 2000, except for the period June 27 through July 7, 2000. Mr. Ford served as Vice President of Development of Columbia/HCA Healthcare Corporation from September 1994 to September 1997, and was Vice President of Marketing of Meditrust Corp. from October 1993 to September 1994. Mr. Ford was employed by Charter Medical Corporation from 1976 to 1990 in a variety of positions, which included Secretary and Treasurer, Chief Financial Officer and a member of the Board of Directors.

         Howard E. Turner, 59, has been a partner in the law firm of Smith, Gambrell & Russell, LLP, since 1971, where he is a member of the firm's executive committee. Mr. Turner has represented numerous healthcare companies in corporate governance matters, mergers, acquisitions, dispositions, and in structuring public and private equity and debt financing; and has represented special committees and boards of directors of large public companies. Mr. Turner has served as a director of Avlease, Ltd., a lessor of large commercial aircraft, and currently serves as an officer and director of Historic Motorsports Holdings, Ltd. Mr. Turner provides legal services to the Corporation through the law firm, Smith, Gambrell & Russell, LLP, as requested by the Corporation. Smith, Gambrell & Russell, LLP received $447,108 for legal services rendered during the Corporation's fiscal year ended March 31, 2001.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

         The Board of Directors held 7 meetings and took action once by unanimous written consent during fiscal 2001. The Board has an Executive Committee, an Audit Committee and an Executive Compensation Committee, but no nominating committee. The Audit Committee held two meetings and the Executive Compensation Committee held two meetings in fiscal 2001.

         The Executive Committee is empowered to exercise all of the authority of the Board of Directors except as to matters not delegable to a committee under the General Corporation Law of Ohio. The members of the Committee are Messrs. Thornton (Chairman) and Turner and Ms. Brenner.

         The Audit Committee meets with Corporation personnel and representatives of the Corporation's independent public accountants to review internal accounting controls, internal auditing procedures and matters relating to the annual audit of the Corporation's financial statements. The Committee reports its findings and recommendations to the Board of Directors. The members of the Committee are Messrs. Ford (Chairman) and Turner and Ms. Brenner.

         The Executive Compensation Committee acts in an advisory capacity to the Board of Directors with respect to compensation of the Corporation's executives. The members of the Committee are Ms. Brenner (Chairperson) and Mr. Mulligan.

         Each non-employee director receives a monthly fee of $700 for services as a director. In addition, he or she receives $850 for attendance at a meeting of the Board of Directors, $500 for attending an Executive Compensation or Audit Committee meeting, $400 for participating in telephone meetings and a monthly fee of $500 if he or she serves on the Executive Committee.

               PROPOSED AMENDMENT TO CHANGE THE CORPORATION'S NAME

         One of the purposes of the Annual Meeting is to consider and take action upon adoption of an amendment to Article FIRST of the Amended Articles of Incorporation which would change the name of the Corporation to "SunLink Health Systems, Inc." Adoption of the amendment requires the affirmative vote of the holders of two-thirds of the outstanding Common Shares of the Corporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT.

         The Corporation was incorporated in 1959 under the name "Technology Incorporated." It was then engaged primarily in conducting research, development, design and application, and the gathering and analysis of scientific data, in the aircraft, space exploration and biomedical fields for agencies of the United States Government. By 1986, the Corporation was engaged, both domestically and internationally, in providing products and services to industry, government and consumers in three different areas: aerospace, industrial and commercial/consumer. The original corporate name was no longer descriptive of its activities but, due to the diversity of the Corporation's businesses, it was not possible to select a name descriptive of its various operations so the Shareholders changed the corporate name to "KRUG International Corp." at the Annual Meeting in 1986.

         That name is no longer appropriate because the Corporation has shifted its focus to the health care business in the United States and expects that ultimately it will have no activities outside the United States. The name, SunLink Health Systems, Inc., was chosen because it is generally descriptive of the Corporation's principal business, is available in most jurisdictions and is not likely to lead to confusion in the future.

               PROPOSED AMENDMENT RELATING TO ANNUAL MEETING DATE
                      RESULTING FROM CHANGE IN FISCAL YEAR

         The Corporation recently changed its fiscal year-end from March 31 to June 30 commencing with the year ending June 30, 2002. As a result of such action, it is appropriate to change the provisions of Section 1 of Article II of the Code of Regulations relating to the date of the Annual Meeting of Shareholders so that it is held later in the calendar year since the new fiscal year-end will occur three months later in the year than the old fiscal year. The Code of Regulations presently calls for the Annual Meeting to be held during the month of July or August on a date determined by the Directors. It is proposed to amend Section 1 to read as follows:

                  SECTION 1. ANNUAL MEETING. The annual meeting of the shareholders of the Corporation for the purpose of electing directors and transacting such other business as may be specified in the notice thereof shall be held at the principal office of the Corporation or at such other place either within or without the State of Ohio as may be specified in said notice, on such date during the month of October or November of each year as shall be determined by the Board of Directors.

         Adoption of the proposed amendment to Section 1 of Article II requires the affirmative vote of the holders of two-thirds of the outstanding Common Shares of the Corporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT.



                        2001 LONG-TERM STOCK OPTION PLAN

         Shareholders of the Corporation are also being asked to ratify and approve the Corporation's 2001 Long Term Stock Option Plan (the "2001 Plan"). The 2001 Plan, which was approved by the Board of Directors as of March 5, 2001, may be approved by the vote of majority of the shares represented at the Annual Meeting provided a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2001 PLAN.

         For many years, the Corporation has utilized stock options as an important component of compensation for officers and other key employees of the corporation and its subsidiaries. Since 1980, the Corporation's only form of incentive compensation for officers and other key employees, other than cash bonuses which are paid from time to time at the discretion of the Board of Directors, has been the 1981 Incentive Stock Option Plan ("1981 Plan"), the 1985 Incentive Stock Option Plan ("1985 Plan"), the Incentive Share Option Scheme 1985 for U.K. key employees ("1985 Scheme"), and the 1995 Incentive Stock Option Plan ("1995 Plan"). The 1981 Plan expired in 1991, the 1985 Plan and 1985 Scheme expired in 1995 and the 1995 Plan will expire in 2005. There are options to purchase 140,000 common shares presently outstanding under the 1995 Plan. At this time, there are no shares available for grant under the 1995 Plan. Accordingly, the Board of Directors adopted the 2001 Plan, which authorizes the grant of options to purchase a maximum of 810,000 Common Shares without par value. A description of the material features of the 2001 Plan appears below.

         The 2001 Plan is intended to provide incentives to officers and other key employees of the Corporation and its subsidiaries upon whose judgment, initiative and efforts the long-term growth and success of the Corporation is largely dependent, to assist the Corporation in attracting and retaining key employees of proven ability and to align the interests of such key employees more closely with those of the Corporation's shareholders.

                      ELIGIBLE EMPLOYEES, TERMS AND PAYMENT

         Under the 2001 Plan, options may be granted to officers and other key employees of the Corporation, its subsidiaries and other ventures in which the Corporation has a significant interest as determined by the Board. It is estimated that approximately twenty officers and other key employees are eligible to receive options under the 2001 Plan, including approximately twelve officers and employees of SunLink Healthcare Corp. who have been hired during the last six months in connection with the acquisition of six community hospitals.

         The Board of Directors or the Executive Compensation Committee (or other Committee of the Board), if delegated such authority by the Directors, shall determine the persons to whom and the times at which options are granted, the number of shares subject to each option, the option price per share, the term of each option (which may not exceed ten years after the date of grant), the time or times when each option shall become exercisable and any other terms deemed appropriate.

         Options granted under the 2001 Plan may or may not be Incentive Stock Options, i.e., options that meets the requirements of Section 422 (b) of the Internal Revenue Code of 1986, as amended ("Code"), as determined by the Board. Provided the 2001 Plan is approved by the vote of a majority of the shares represented at the Annual Meeting at which a quorum is present, it is anticipated that all, or practically all, of the options granted under the 2001 Plan will qualify as Incentive Stock Options. If the 2001 Plan is not so approved by the Shareholders, the options granted thereunder will be non-qualified options which do not provide certain tax benefits to the optionees available to the holders of Incentive Stock Options.

         Options permit the option holder to purchase all or a part of the shares subject to the option by paying to the Corporation the option price specified in the option agreement. The option price is payable in full at the time of exercise and may be paid either in cash, by delivery of shares of the Corporation already owned by the optionee or by any combination of cash and shares. The Board may limit or restrict the use of already owned shares as a method of payment of the option price.

                                   OTHER TERMS

         Options may not be sold, pledged or transferred except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended.

         No option may be exercised under the 2001 Plan unless the optionee has been continually in the employ of the Corporation from the date of grant to the date of exercise, except that an option may be exercised for a period of one year after termination of employment if the cause of termination was death. Upon termination of employment for any other reason, an option may be exercised within ninety days of the date of termination unless such termination was (1) for cause or (2) because the optionee has accepted or intends to accept a position with a competitor, in each case as determined by the Board of Directors of the Corporation. No option may be exercised by an optionee if the Board determines that such exercise is in contemplation of voluntary termination of employment in order to accept a position with a competitor.

         In the event of a change-in-control of the Corporation (as defined in the 2001 Plan), all options outstanding under the 2001 Plan shall become immediately exercisable. Also, the Directors may accelerate the exercisability of any option granted under the 2001 Plan in such cases as it deems appropriate.

         As hereinafter explained, Section 422 of the Code extends favorable tax treatment to options which qualify as Incentive Stock Options. In order to qualify as an Incentive Stock Option, an option must meet the following requirements, among others:

         1. The option price shall not be less than the fair market value of the shares on the date of grant, i.e., the closing price on the American Stock Exchange on the date of grant.

         2. The option price of an option granted to an employee who possesses at the time of grant more than 10% of the voting power of all classes of stock of the Corporation must be at least 110% of the fair market value of the shares on the date of grant and the option cannot be exercised after the expiration of five years from the date of grant.

         3. The option may not be exercisable in an amount exceeding the limitations of Section 422(d) of the Code.

         4. To the extent that the aggregate fair market value of shares with respect to which options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation) exceeds $100,000, such options shall not be treated as Incentive Stock Options to the extent required by Section 422 of the Code.

                                     GENERAL

         The 2001 Plan provides for appropriate adjustment in the maximum number of shares that may be optioned under the 2001 Plan, the number of shares subject to an outstanding option and the option price of an outstanding option in the event of any change in outstanding shares by reason of a share dividend, recapitalization, merger or other similar corporate change.

         Shares subject to unexercised options which expire or terminate will be available for the grant of additional options.

         No options may be granted under the 2001 Plan after March 4, 2006. The 2001 Plan may be amended or terminated by the Directors but shareholder approval will be required for any amendment that would increase the number of shares subject to the 2001 Plan, extend the term of the 2001 Plan, materially increase benefits to participants or modify eligibility requirements.


         On March 5, 2001, the Board of Directors granted options under the 2001 Plan to 8 key employees of the Corporation and its subsidiaries to purchase a maximum of 540,000 common shares of the Corporation at the fair market value on that date ($1.50 per share), including options to Mr. Thornton covering 200,000 shares, and Mr. J.T. Morris, President of SunLink Healthcare Corp., a wholly owned subsidiary of the Corporation, covering 110,000 shares. The closing price of the Corporation's shares on the American Stock Exchange on July 5, 2001 was $2.30 per share.


                         FEDERAL INCOME TAX CONSEQUENCES

         Under current Federal income tax laws and regulations, an optionee will not be taxed at the time an option is granted under the 2001 Plan.

         In the case of an Incentive Stock Option, the optionee will recognize no income at the time the option is exercised. If the shares received upon exercise of an Incentive Stock Option are not disposed of within (1) two years from the date of the grant of the option nor (2) one year after exercise of the option, the excess of the amount received by the optionee in connection with any disposition of the shares over the option price will be taxed as a capital gain and the Corporation will not receive any tax deduction. If the shares are disposed of during this period, then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon the date of exercise over the option price or, if less, the excess of the amount realized upon disposition over the option price. In such case, the Corporation will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income.

         If an option granted under the 2001 Plan does not qualify as an Incentive Stock Option, then, at the time the optionee exercises the option, the optionee will be taxed on the excess of the fair market value of the shares acquired pursuant to the option over the option price on the date the option was exercised and the Corporation will be entitled to a tax deduction equal to the amount of income recognized by the optionee.

          2001 OUTSIDE DIRECTORS' STOCK OWNERSHIP AND STOCK OPTION PLAN

         Shareholders of the Corporation are being asked to consider and approve the Corporation's 2001 Outside Directors' Stock Ownership and Stock Option Plan ("Outside Directors Plan"), which was approved by the Board of Directors as of March 5, 2001 but will only become effective if it is approved by the affirmative vote of a majority of the shares present or represented at the Annual Meeting provided that a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE OUTSIDE DIRECTORS' PLAN.

         While most of the members of the Board of Directors own significant numbers of common shares of the Corporation, the Board was of the opinion that the grant of options to the directors who are not employees of the Corporation ("Outside Directors") to purchase a relatively modest number of shares would provide further incentive for them to remain in the service of the Corporation, increase their efforts on behalf of the Corporation and align their interests even more closely with those of the Corporation's shareholders. The Corporation has no history of granting stock options or distributing stock to Outside Directors but the practice is becoming more and more popular with publicly held corporations in the United States. The principal reason advanced for the practice is to align the Outside Directors interests with those of the other shareholders.

                      ELIGIBLE DIRECTORS, TERMS AND PAYMENT

         Under the Outside Directors Plan, options may be granted to Outside Directors of the Corporation as determined by the Board. Six Outside Directors (all current directors other than Mr. Thornton) are currently eligible to receive options under the Outside Directors Plan. No option may be granted under the Outside Directors Plan after March 31, 2006.

         The terms of the Outside Directors Plan call for the Board of Directors, the Compensation Committee or other committee of the Board (the "Committee"), if delegated such authority by the Directors, to determine the persons to whom and the times at which options are granted, the number of shares subject to each option, the option price per share, the term of each option (which may not exceed ten years after the date of grant), the time or times when each option becomes exercisable and any other terms deemed appropriate. All questions of interpretation, administration and application of the Outside Directors Plan are to be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

         Options permit the option holder to purchase all or a part of the shares subject to an option by paying to the Corporation the option price specified in the option agreement. The option price is payable in full at the time of exercise and may be paid either in cash, by delivery of shares of the Corporation already owned by the optionee or by any combination of cash and shares. The Board may limit or restrict the use of already owned shares as a method of payment of the option price.

         The option price per share is to be the Fair Market Value per share of the Common Stock on the date of grant. The aggregate number of shares of Common Stock authorized for issuance under the Outside Directors Plan is ninety thousand (90,000), subject to adjustment as described below. Unless otherwise provided by the Committee, each option vests one-third on the date of grant, one-third on the first year's anniversary of the date of grant and one-third on the second year's anniversary of the date of grant.

                                   OTHER TERMS

         Options may not be sold, pledged or transferred by Outside Directors except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended.

         In the event an optionee ceases to be an Outside Director of the Corporation for any reason, any vested option or unexercised portion thereof granted to him or her shall (i) terminate as determined by the Committee in its discretion or (ii) terminate on or shall not be exercisable after the earlier to occur of (a) the expiration date of the option, or (b) ninety (90) days after termination of service as an Outside Director; provided, however, that with respect to any options held by an optionee who does not stand for re-election upon the end of his term of office as an Outside Director, any options held by such optionee that are otherwise vested or scheduled to vest on the first business day following the next January 1 vest immediately, and all remaining options held by such optionee terminates. In the event of the death of the optionee while he or she is an Outside Director of the Corporation, any vested option or unexercised portion thereof granted to him or her may be exercised by his or her personal representatives, heirs or legatees at any time prior to the expiration of six (6) months from the date of the death of the optionee, but in no event later than the date of expiration of the option period.


                                     GENERAL

         The Outside Directors Plan provides for appropriate adjustment in the maximum number of shares that may be optioned under the Outside Directors Plan, the number of shares subject to an outstanding option and the option price of an outstanding option in the event of any change in outstanding shares by reason of a share dividend, recapitalization, merger or other similar corporate change.

         Shares subject to unexercised options which expire or terminate will be available for the grant of additional options.

         Subject to any trading restrictions imposed by applicable securities laws, as of the later to occur of (i) the date on which the Outside Directors Plan is approved by the stockholders of the Corporation or (ii) the date on which an individual later elected as an Outside Director is nominated for election, each Outside Director (or future Outside Director, as the case may be) shall be required to own one thousand (1,000) shares of the Corporation's Common Stock.

         No options may be granted under the Outside Directors Plan after March 31, 2006. The Outside Directors Plan may be amended or terminated by the Directors but shareholder approval will be required for any amendment that would increase the number of shares subject to the Outside Directors Plan, extend the term of the Outside Directors Plan, materially increase benefits to participants or modify eligibility requirements.

         Nothing contained in the Outside Directors Plan or with respect to any grant may interfere with or limit in any way the right of the stockholders of the Corporation to remove any Outside Director from the Board pursuant to the Articles of Incorporation and Regulations of the Corporation, nor confer upon any Outside Director any right to continue in the service of the Corporation as an Outside Director.

         On March 5, 2001, the Board of Directors granted options under the 2001 Outside Directors' Plan (subject to the shareholders' approval of the Outside Directors' Plan) to each of the six Outside Directors of the Corporation and its subsidiaries to purchase 7,500 shares of the Corporation at the fair market value on that date ($1.50 per share).

                         FEDERAL INCOME TAX CONSEQUENCES

         Under current Federal income tax laws and regulations, an optionee will not be taxed at the time an option is granted under the Outside Directors' Plan.

         At the time an optionee exercises an option granted under the Outside Directors' Plan, the optionee will be taxed on the excess of the fair market value of the shares acquired pursuant to the option over the option price on the date the option was exercised and the Corporation will be entitled to a tax deduction equal to the amount of income recognized by the optionee.

                       PRINCIPAL HOLDERS OF COMMON SHARES

         Set forth below is certain information concerning the entities known by the Board of Directors of the Corporation to be the beneficial owners of more than 5% of the outstanding Common Shares of the Corporation as of July 5, 2001.


                                                     COMMON SHARES BENEFICIALLY
                                                                 OWNED
                                                       AS OF JULY 5, 2001(1)
                                                  --------------------------------
   NAME AND ADDRESS                                  SHARES            % OF CLASS
   ----------------                                  ------            ----------

   KAREN B. BRENNER  (2)                          1,007,944 (4)            19.3
   1300 Bristol Street North
   Suite 100
   Newport Beach, CA 92660

   FORTUNA ASSET MANAGEMENT, LLC (2)                995,824 (5)            19.0
   1300 Bristol Street North
   Suite 100
   Newport Beach, CA 92660

   STEVEN J. BAILEYS  (3)                           715,198 (2)(6)         14.1
   C/O Karen Brenner
   P.O. Box 9109
   Newport Beach, CA 92658-9109

   BAILEYS FAMILY TRUST  (3)                        706,798 (2)(7)         13.9
   C/O Karen Brenner
   P.O. Box 9109
   Newport Beach, CA 92658-9109

   ROBERT M. THORNTON, JR.                          291,024 (8)             5.7
   C/O KRUG International Corp.
   900 Circle 75 Parkway, Suite 1300
   Atlanta, GA  30339

   WESTSIDE CAPITAL PARTNERS, L.P.                  275,700                 5.5
   575 Lexington Avenue
   Seventh Floor
   New York, NY  10022

   DIMENSIONAL FUND ADVISORS                        259,629                 5.2
   1299 Ocean Avenue
   Eleventh Floor
   Santa Monica, CA 90401


(1) Under applicable Securities and Exchange Commission regulations, shares are treated as "beneficially owned" if a person has or shares voting or investment power with respect to the shares or has a right to acquire the shares within 60 days of July 5, 2001. Unless otherwise indicated, sole voting power and sole investment power are exercised by the named entity. In calculating "% of Class" for an entity, shares which may be acquired by the entity within such 60-day period are treated as owned by the entity and as outstanding shares.

(2) The business of Fortuna Asset Management, LLC is to provide discretionary investment management services to clients and Karen B. Brenner is President of Fortuna Asset Management, LLC. Ms. Brenner also serves as a director of the Corporation. Ms. Brenner has shared investment power over all shares reported as beneficially owned by the Baileys Family Trust and Steven J. Baileys.

(3) Baileys Family Trust is a private investor. Steven J. Baileys is a private investor, the Trustee of Baileys Family Trust, and a director of the Corporation.

(4)      Includes 259,110 shares that may be acquired upon exercise of warrants.

(5)      Includes 259,110 shares that may be acquired upon exercise of warrants.

(6)      Includes 102,982 shares that may be acquired upon exercise of warrants.

(7)      Includes 102,582 shares that may be acquired upon exercise of warrants.

(8) Includes 37,540 shares that may be acquired upon the exercise of warrants and 58,000 shares that may be acquired under options exercisable within 60 days of July 5, 2001.

         Fortuna Asset Management, LLC, Karen B. Brenner, Steven J. Baileys and the Baileys Family Trust, together with Ronald J. Vannuki, have filed with the Securities and Exchange Commission, as a group, a Schedule 13D and amendments thereto under the Securities and Exchange Act of 1934 relating to their beneficial ownership of shares of the Corporation. The information set forth herein with respect to beneficial ownership of shares of the Corporation was obtained from Amendment No. 6 to Schedule 13D dated October 22, 1998 and filed April 1, 1999, as supplemented by members of the group. The parties listed above are sometimes referred to as the Fortuna Group. As a group, the Fortuna Group beneficially owns 1,018,223 shares (including warrants to purchase 262,439 shares) or 19.4% of the outstanding shares of the Corporation.

                        COMMON SHARES OWNED BY MANAGEMENT

         The following table sets forth the number of Common Shares of the Corporation beneficially owned as of July 5, 2001 by each named executive listed in the Summary Compensation Table and by all directors, nominees and executive officers of the Corporation as a group.


                                                                      COMMON SHARES BENEFICIALLY
                  NAME                                                   OWNED AS OF 07/05/2001
-----------------------------------------                            ------------------------------
                                                                        NUMBER          % OF CLASS
                                                                        ------          ----------
Robert M. Thornton, Jr.                                                291,024 (1)           5.8
   Chairman, President, Chief Executive Officer
   and Chief Financial Officer

Robert M. Thornton, Jr.                                                291,024 (1)           5.7
   Chairman, President, Chief Executive Officer
   and Chief Financial Officer

Mark J. Stockslager                                                     29,264 (2)           0.6

   Corporate Controller

Marshall Cooper                                                              0                 0
   Managing Director, Beldray Limited

Directors, Nominees and Executive Officers                           1,586,254 (3)          29.5
   as a Group (11 persons)

(1) Includes 37,540 shares that may be acquired upon the exercise of warrants and 58,000 shares that may be acquired upon the exercise of options within 60 days of July 5, 2001.

(2) Includes 23,000 shares that may be acquired upon the exercise of options within 60 days of July 5, 2001.

(3) Includes 314,765 shares that may be acquired upon the exercise of warrants and 81,000 shares that may be acquired upon the exercise of options within 60 days of July 5, 2001.

                             EXECUTIVE COMPENSATION

         The following sections of this Proxy Statement set forth compensation information relating to the Chief Executive Officer and the other executive officer of the Corporation at July 5, 2001, whose salary and bonus for fiscal year 2001 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

         The following table presents, for the three fiscal years ended March 31, 2001, the compensation of the Chief Executive Officer during the year ended March 31, 2001 and the other executive officer at March 31, 2001 whose salary and bonus during fiscal 2001 exceeded $100,000.



                                                                                       LONG-TERM COMPENSATION
                                                                                ------------------------------------
                                                                                          AWARDS            PAYOUTS
                                                                                -------------------------  ---------
                                                  ANNUAL COMPENSATION
                                         --------------------------------------                             LONG-TERM
                                                                      OTHER      RESTRICTED    SECURITIES   INCENTIVE
                                                                      ANNUAL        STOCK      UNDERLYING      PLAN      ALL OTHER
      NAME AND                            SALARY          BONUS    COMPENSATION     AWARDS       OPTIONS      PAYOUT    COMPENSATION
PRINCIPAL POSITIONS          YEAR           ($)            ($)          ($)           ($)          (#)          ($)         ($)
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Thornton, Jr       2001        $220,000        $60,000        $0            $ 0        232,000        $0            $0
  Chairman, President,       2000         210,000         49,544         0              0              0         0             0
  Chief Executive Officer    1999         196,700              0         0              0         20,000         0             0
  and Chief Financial
  Officer (1)


Mark J. Stockslager          2001        $ 82,000        $20,000        $0            $ 0         53,000        $0            $0
  Corporate Controller       2000          80,000         16,000         0              0              0         0             0
                             1999          77,420          6,000         0              0         30,000         0             0



Marshall Cooper              2001        $110,918              0         0              0              0         0             0
  Managing Director,         2000         104,754              0         0              0              0         0             0
  Beldray Ltd. (2)           1999          83,642              0         0              0              0         0             0


(1) Mr. Thornton was elected Chairman and Chief Executive Officer on September 10, 1998.

(2) Mr. Stockslager was appointed Corporate Controller in October 1996 and Principal Accounting Officer in March 1998.

(3) Mr. Cooper was appointed Managing Director of Beldray Limited in November 1998 and was Sales Director of Beldray Limited from December 1990 until November 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table shows, for the named executive officers, additional information about option grants for the fiscal year ended March 31, 2001.


                                                INDIVIDUAL GRANTS
                             ----------------------------------------------------
                              NUMBER OF    % OF TOTAL
                               SHARES        OPTIONS                                  POTENTIAL REALIZABLE VALUE AT
                             UNDERLYING     GRANTED TO                                ASSUMED ANNUAL RATES OF STOCK
                               OPTIONS      EMPLOYEES    EXERCISE OR                  PRICE APPRECIATION FOR OPTION
                               GRANTED      IN FISCAL    BASE PRICE    EXPERIATION               TERM
                             ----------    -----------  -------------  -----------   -----------------------------
         NAME                   (#)           YEAR        ($/SHARE)        DATE      0%($)       5%($)      10%($)
-----------------------      ----------    -----------  -------------  -----------   -----      -------    --------

Robert M. Thornton, Jr.        200,000        33.6          1.50          3/2010       $0       $123,136   $289,939
                                32,000         5.4          1.25          8/2005        0         11,051     24,420
Mark J. Stockslager             45,000         7.6          1.50          3/2010        0         27,705     65,236
                                 8,000         1.3          1.25          8/2005        0          2,800      6,080

Marshall Cooper                      0        N/A           N/A             N/A        N/A         N/A         N/A




                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table shows information about stock option exercises during fiscal 2001 and unexercised stock options at March 31, 2001 for the named executive officers.


                                                              NUMBER OF SHARES
                                                                 UNDERLYING
                                                                 UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT FISCAL      IN-THE-MONEY OPTIONS AT
                                SHARES                            YEAR-END               FISCAL YEAR-END
                             ACQUIRED ON       VALUE     EXERCISABLE/UNEXERCISABLE         EXERCISABLE/
            NAME             EXERCISE (#)   REALIZED ($)            (#)                 UNEXERCISABLE ($)
-----------------------      ------------   ------------ -------------------------  ------------------------
Robert M. Thornton, Jr.            0             $0            50,000/202,000              $0/$7,680
Mark J. Stockslager                0              0            21,000/68,000               $0/$1,920
Marshall Cooper                    0             N/A                N/A                       N/A


             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

         The following table shows for the named executive officers, additional information about awards during the fiscal year ended March 31, 2001 under long-term incentive plans.


                                                                    ESTIMATED FUTURE PAYOUTS UNDER
                              NUMBER OF       PERFORMANCE OR         NON-STOCK PRICE-BASED PLANS
                            SHARES, UNITS      OTHER PERIOD      ------------------------------------
                              OR OTHER       UNTIL MATURATION    THRESHOLD      TARGET        MAXIMUM
        NAME                 RIGHTS (#)         OR PAYOUT         ($ OR #)     ($ OR #)      ($ OR #)
-------------------------    ----------         ---------         --------     --------      --------
Robert M. Thornton, Jr.           0                N/A              N/A           N/A           N/A
Mark J. Stockslager               0                N/A              N/A           N/A           N/A
Marshall Cooper                   0                N/A              N/A           N/A           N/A

                                      OTHER

         Mr. Thornton, Chairman, President, Chief Executive Officer and Chief Financial Officer, is currently employed by the Corporation under the terms of an Employment Agreement effective January 1, 2001, for a term of three years with optional renewal periods of eighteen months. Prior to January 1, 2001, Mr. Thornton was employed under the terms of an Employment Agreement dated August 1, 1998. Mr. Thornton's current Employment Agreement provides for an annual base salary of $250,000, plus any increases that may be granted from time to time by the Corporation. Under his Employment Agreement, Mr. Thornton is entitled to receive options to purchase 200,000 shares of the Corporation's common stock, 20% of which vest upon grant and on each anniversary thereafter. The options expire on the fifth anniversary of the date they first become exercisable. If the Board adopts additional option plans under which senior executives participate, he will be eligible to participate and the Board may grant him additional options. Mr. Thornton is also eligible to receive an annual bonus of up to sixty percent of his annual base salary if certain criteria established by the Executive Compensation Committee (in consultation with him) are met. During the term of his employment, Mr. Thornton is entitled to receive the fringe benefits extended by the Corporation to its senior executives and reimbursement or payment of up to $11,000 in the aggregate annually for certain miscellaneous expenses, including continuing education, annual physical exam, certain executive-paid insurance premiums, club dues, and personal legal and accounting expenses.

         The Agreement also provides for severance payments in the event Mr. Thornton ceases to be employed by the Corporation. If Mr. Thornton is terminated for cause, disability or death, he is entitled to then accrued benefits under the agreement, including a pro rata share of any annual bonus. If Mr. Thornton is terminated without cause during the first three years of his employment he is generally entitled to the lesser of (i) 18 months salary or (ii) the greater of the salary for the remaining number of months in the term or twelve months. If he is terminated without cause during any extended term, he is generally entitled to the lesser of (x) twelve months salary or (y) the salary for the remaining number of months of such extended term.

         Upon a change of control in the Corporation, if Mr. Thornton's employment is thereafter terminated for any reason other than cause or if he terminates his employment within one year of the change in control, he is entitled to (a) 24 months of base pay, to be paid in accordance with the Corporation's payroll practices, (b) accrued compensation, including a pro rata share of any annual bonus, (c) health and certain ancillary benefits for twelve months thereafter, and (d) full vesting of any then unvested stock options.

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Corporation's Common Shares for its last five fiscal years with the cumulative total return of the American Stock Exchange Market Index and an American Stock Exchange listed market capitalization based peer group index over the same period assuming investments of $100 in each vehicle on March 31, 1996 and reinvestment of all dividends. The peer group index is comprised of 969 companies and includes all non-financial American Stock Exchange companies with a market capitalization of between $0 and $20 million, which were publicly traded throughout the five-year period. The peer group index was developed by an independent agency. The Corporation is not aware of any appropriate industry or line-of-business index with which to compare itself because of the diversity of the Corporation's businesses and, therefore, it believes a market capitalization index is appropriate.

                                     [GRAPH]


                                PERFORMANCE DATA



                                      1996        1997        1998        1999        2000         2001
                                      ----        ----        ----        ----        ----         ----
  KRUG International Corp.            100.0      146.43      160.71       42.86       39.29        42.57
  $0M - $20M Capitalization Group     100.0       77.74       77.59       44.64       51.86         9.00
  AMEX Market Index                   100.0      101.00      131.93      124.85      176.55       148.94



         The companies which comprise the peer group are listed on Exhibit A of this Proxy Statement.

                   EXECUTIVE COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The Executive Compensation Committee of the Board of Directors currently is comprised of two directors who are not employees or former employees of the Corporation. The Committee's stated function is to act in an advisory capacity to the Board with respect to compensation of executives of the Corporation. Except as specifically authorized by the Board, the Committee does not have the authority to fix the compensation of any employee, officer or director of the Corporation. However, since the Committee's creation in 1977, the Board has only on rare occasions not completely adopted the recommendations of the Committee and on those occasions only minor changes were made.

         The goal of the Committee has been to adopt a compensation approach that is basically simple, internally equitable and externally competitive, and that attracts, motivates and retains qualified people capable of contributing to the growth, success and profitability of the Corporation, thereby contributing to long-term shareholder value. Given the size of the Corporation and the limited number of its executive officers, the Committee has traditionally chosen to evaluate each executive individually and on a subjective basis, without resort to specific performance objectives. The principle followed was to provide what the Committee believed was suitable compensation based on its subjective evaluation of the executive's contribution to the achievement of the Corporation's long and short term goals. However, as the Corporation succeeds in changing its focus to the health care business in the United States and ultimately withdraw from its current operations in the United Kingdom, the Corporation is moving in the direction of adopting more specific performance criteria in determining an executive's compensation.

         The three key elements of executive compensation are base salary, short-term incentives and long-term incentives.

         The Corporation's base salaries are intended to be consistent with its understanding of competitive practices, levels of responsibility, qualifications necessary for the particular position and experience. Salary increases reflect the Committee's belief as to competitive trends, the performance of the individual and the overall financial condition of the Corporation.

         The short-term incentive for an executive is the opportunity to earn an annual cash bonus. In line with the Corporation's normally discretionary approach, the Committee considers all relevant facts and circumstances in evaluating an executive. The Committee considers performance over a period of time, not merely performance in the most recent year. However, in general, the most important consideration is how well the executive has met his individual goals as set forth in the most recent operating plan and the second most important consideration is the Corporation's overall financial performance in the most recent year. The Committee also considers factors beyond the executive's control, such as general economic conditions, industry trends, inflation, changes in government policies, etc., which may have had a material effect (positive or negative) on an individual's overall performance. After considering all of these factors, the Committee recommends whether or not a particular executive should be awarded a bonus, and, if so, the amount.

         While salary and short-term incentives are primarily designed to compensate current and past performance, the main purpose of the long-term incentive compensation program is to directly link management compensation with the long-term interests of shareholders. The Corporation currently is using, as it has for many years, stock options to provide that link. Options are intended to provide strong incentives for superior long-term performance.

         Mr. Thornton was employed under an Employment Agreement effective August 1, 1998, which provided for an annual base salary of $210,000 and the opportunity to receive a bonus equal to sixty per cent of his annual salary if certain goals, agreed to by the parties, were met. It was agreed that Mr. Thornton would be paid a bonus equal to 0.55% of the amount or value received, or paid out, by the Corporation in connection with significant transactions (i.e., those determined to be significant by the Directors including raising capital for the acquisition, operation and/or growth of a U.S. healthcare acquisition by the sale of assets, the issuance of equity for healthcare acquisitions, the refinancing of acquisition debt or the establishment of an acquisition line of credit but the purchase of hospitals would not be deemed a significant transaction). Mr. Thornton's bonus was to be reduced by one-fourth if the Corporation failed to meet its 2001 fiscal year plan. In August 2000, the Board, upon the recommendation of the Committee, granted Mr. Thornton an option under the 1995 Incentive Stock Option Plan to purchase 32,000 shares of the Corporation. This action reflected the Directors' opinion that Mr. Thornton was discharging his responsibilities as CEO very effectively.


         After the Corporation completed the purchase of six community hospitals from NetCare for approximately $30,000,000 on February 1, 2001, upon the recommendation of the Committee, the Board of Directors authorized the execution of a new Employment Agreement with Mr. Thornton (which is described herein under the heading "Other") replacing the 1998 Agreement. The new Agreement was executed in April 2001 but became effective as of January 1, 2001. The agreement provides, among other things, for an annual base salary of $250,000, an annual bonus of up to sixty percent of his base salary based upon meeting criteria established by the Committee in consultation with Mr. Thornton, and an option to purchase 200,000 common shares under the terms of a new stock option plan approved by the Board on March 5, 2001, subject to approval by the shareholders.

         The Committee met in May 2001, after the close of the 2001 fiscal year, to review the Corporation's results and determined that Mr. Thornton had raised substantial capital for the acquisition of the six hospitals from the sale of Klippan, from the sellers of the hospitals and from an outside lender. The Committee concluded that Mr. Thornton was continuing to discharge his responsibilities as CEO very effectively and had rendered very valuable services to the Corporation by completing the purchase of the six hospitals on terms very favorable to the Corporation. Accordingly, the Board accepted the Committee's recommendation that Mr. Thornton be paid the cash bonus reported in the "Summary Compensation Table."

         This report has been submitted by the Executive Compensation Committee:

                  Karen B. Brenner        James J. Mulligan



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Executive Compensation Committee are Ms. Brenner (Chairperson) and Mr. Mulligan. Mr. Mulligan is Secretary of the Corporation and also general counsel to the Corporation. Mr. Mulligan received $32,159 for legal services rendered during the Corporation's 2001 fiscal year.

                          REPORT OF THE AUDIT COMMITTEE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relative to the financial management, accounting, financial reporting and internal control systems and procedures of the Corporation and to review and evaluate the services provided by the Corporation's independent auditors. The Corporation's management is responsible for preparing the Corporation's financial statements and the independent auditors are responsible for auditing those financial statements.

         The Committee has three members, each of whom is independent under the applicable rules of the American Stock Exchange. The Committee operates under the provisions of a written Charter, which was adopted by the Board of Directors of the Corporation (a copy of the Charter is attached to this proxy statement as Exhibit B). The Committee reviews and assesses the adequacy of its Charter on an annual basis.

         The Audit Committee met twice during the 2001 fiscal year. In addition, the Chairman of the Committee discussed the interim financial information contained in each quarterly earnings release with management and Deloitte & Touche (the Corporation's independent auditors) prior to release to the public. The Committee has reviewed and discussed the audited consolidated financial statements of the Corporation for the fiscal year ended March 31, 2001 with management and Deloitte & Touche including discussing with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

         The Audit Committee received from Deloitte & Touche the written disclosures, including the letter, required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with them the subject of their independence in connection with their performance of services for the Corporation.

         As a result of the reviews and discussions with management and Deloitte & Touche referred to above, the Committee recommended to the Board of Directors that the audited financial statements of the Corporation be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

       C. Michael Ford            Karen B. Brenner          Howard E. Turner


                         PRINCIPAL ACCOUNTING FIRM FEES

         Aggregate fees billed to KRUG during the fiscal year ending March 31, 2001 by KRUG's principal accounting firm, Deloitte & Touche, LLP:


         Audit Fees                                  $110,000
         Financial Information Systems
           Design and Implementation Fees                   0
         All Other Fees                               126,735



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Corporation and owners of more than 10% of the Corporation's Common Shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of any of the Corporation's equity securities. The Corporation believes, based on information provided to the Corporation by the persons required to file such reports, that all filing requirements applicable to such persons during the period from April 1, 2000 through March 31, 2001 have been met, except that C. Michael Ford failed to timely file one Form 4 with respect to one transaction and Karen B. Brenner failed to timely file three Form 4s with respect to eleven purchases of an aggregate of 30,700 common shares by a partnership in which a company she owns is the sole general partner.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP has performed an audit of the Corporation's financial statements annually since 1962. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if such representatives so desire.

         The Board of Directors of the Corporation annually appoints the independent public accountants for the Corporation after receiving the recommendation of its Audit Committee.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting, it is intended that the holders of proxies in the enclosed form will vote thereon in their discretion.

                              COST OF SOLICITATION


         The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by directors, officers, and employees of the Corporation, personally or by telephone or other means of communication, without receiving additional compensation. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. The Corporation will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses. The Corporation has also engaged Georgeson Shareholder for a fee not to exceed $10,000 to assist in the solicitation of proxies.

                              SHAREHOLDER PROPOSALS

         A proposal by a shareholder intended for inclusion in the Corporation's proxy statement and form of proxy for the 2002 Annual Meeting of Shareholders must, in accordance with applicable regulations of the Securities and Exchange Commission, be received by the Corporation at 900 Circle 75 Parkway, Suite 1300, Atlanta, Georgia 30339, Attention: Secretary, on or before March 15, 2002 in order to be eligible for such inclusion. If the proposed amendment to the Corporation's Code of Regulations to change the date of the Annual Meeting of Shareholders is adopted by the shareholders at the meeting, the deadline for receiving a shareholder's proposal for inclusion in the Corporation's proxy statement and form of proxy for the 2002 Annual Meeting of Shareholders will be extended to on or before June 15, 2002.

                                          By order of the Board of Directors





                                          JAMES J. MULLIGAN
                                          Secretary
         Dayton, Ohio
         July 13, 2001

                                                                       EXHIBIT A


FISCAL 2001 AMEX $0 TO $20 MILLION CAPITALIZATION PEER GROUP

24/7 MEDIA INC                AMERICAN PHYSICNS SVC GP      AVALON CORRECTIONAL SVCS
5B TECHNOLOGIES CORP          AMERICAN SHARED HOSP SVC      AVALON HOLDINGS CORP
800 TRAVEL SYSTEMS INC        AMERICAN VANTAGE CO           AVAX TECHNOLOGIES INC
@TRACK COMMUNICATIONS         AMERIGON INC                  AVIATION GENERAL INC
A CONSULTING TEAM INC         AMISTAR CORP                  AVIATION SALES CO
A.C.S.-TECH80 LTD             AML COMMUNICATIONS INC        AXCESS INC
ABATIX CORPORATION            AMPEX CORP CL A               AXS-ONE INC
ABC-NACO INC                  AMPLIDYNE INC                 AZCO MINING INC
ABLE ENERGY INC               ANALYTICAL SURVEYS INC        B&H OCEAN CARRIERS LTD
ABLEST INCORPORATED           ANDERSEN GROUP INC            BACK YARD BURGERS INC
ABRAMS INDUSTRIES INC         ANGEION CORP                  BADGER PAPER MILLS INC
ACCESS WORLDWIDE COMMUN       ANIKA THERAPEUTICS INC        BALANCED CARE CORP
ACE*COMM CORPORATION          APACHE MEDICAL SYSTEMS        BALDWIN PIANO & ORGAN CO
ACME UNITED CORP              APERIAN INC                   BALDWIN TECHNOLOGY INC A
ACORN PRODUCTS INC            APPLIED GRAPHICS TECHNOL      BARBEQUES GALORE LTD ADS
ACTION PRODUCTS INTERNAT      APTIMUS INC                   BARPOINT.COM INC
ACTIONPOINT INC               AQUA CARE SYSTEMS INC         BARRISTER GLBL SVCS NTWK
ACTIVEWORLDS.COM INC          ARI NETWORK SERVICES INC      BAYOU STEEL CORP
ADAM.COM INCORPORATED         ARIEL CORP                    BCT INTERNATIONAL INC
ADSTAR.COM INC                ARIS CORP                     BENTHOS INC
ADVANCED ELECTRONIC SUPP      ARISTOTLE CORP                BERGER HOLDINGS INC LTD
ADVANCED NUTRACEUTICALS       ARLINGTON HOSPITALITY         BESTWAY INC
ADVANCED PHOTONIX CL A        ARMANINO FOODS OF DISTN       BEYOND.COM CORPORATION
ADVANTAGE MARKETING SYS       ARRHYTHMIA RESEARCH TECH      BIG BUCK BREWERY & STEAK
AERO SYSTEMS ENGINEERING      ARROW-MAGNOLIA INTERNAT       BIG ROCK BREWERY LTD
AEROCENTURY CORP              ART'S-WAY MANUFACTURING       BIOMERICA INC
AEROVOX INC                   ARTIFICIAL LIFE INC           BIONUTRICS INC
AETRIUM INC                   ASA INTERNATIONAL LTD         BIOSPECIFICS TECHNOL CP
AIR T INC                     ASHFORD.COM INCORPORATED      BIRNER DENTAL MNGT SRVCS
ALANCO TECHNOLOGIES           ASIA PACIFIC W&C CORP         BLIMPIE INTERNAT INC
ALLIED DEVICES CORP           ASSISTED LIVING CONCEPTS      BLUE ZONE INC
ALPHA HOSPITALITY CORP        ASTEA INTERNATIONAL INC       BLUEFLY INC
ALPHANET SOLUTIONS INC        ASTRO-MED INC                 BNS COMPANY
ALTERNATE MARKETING NTWK      ATCHISON CASTING CORP         BONTEX INC
ALTERNATIVE RESOURCES         ATCOMM CORPORATION            BOSTON BIOMEDICA INC
ALTERRA HEALTHCARE CORP       ATEC GROUP INC                BOUNDLESS CORP
ALTIGEN COMMUNICATIONS        ATG INC                       BOYD BROS TRANSPORT INC
AMCON DISTRIBUTING CO         ATLANTIC PREMIUM BRANDS       BRAZIL FAST FOOD CORP
AMERALIA INC                  ATLANTIC TECH VENTURES        BREAKAWAY SOLUTIONS INC
AMERICAN ACCESS TCHNLGS       ATLAS PACIFIC LTD ADR         BRIGHTSTAR INFO TECH GRP
AMERICAN BIO MEDICA CORP      ATTORNEYS.COM                 BRILLIANT DIGITAL ENT
AMERICAN EDUCATIONAL PRD      ATTUNITY LTD                  BUCKHEAD AMERICA CORP
AMERICAN LOCKER GROUP         AUTHORISZOR INC               C V D EQUIPMENT CORP
AMERICAN MEDICAL ALERT        AUTOWEB.COM INC               CABLETEL COMMUNICATIONS
AMERICAN MEDICAL TECHNLG      AVADO BRANDS INC              CAIS INTERNET INC

CALIBER LEARNING NETWORK      COAST DENTAL SERVICES         DATAWATCH CORP
CALICO COMMERCE INC           COAST DISTRIBUTION SYSTS      DAUGHTERY RESOURCES INC
CALLOWAY'S NURSERY INC        COHESANT TECHNOLOGIES         DAW TECHNOLOGIES INC
CALYPTE BIOMEDICAL CORP       COLD METAL PRODUCTS INC       DAYTON MINING CORP
CAM COMMERCE SOLUTIONS        COLONIAL COMMERCIAL CORP      DECORATOR INDUSTRIES
CAMPBELL RESOURCES INC        COMDIAL CORP                  DECTRON INTERNATIONALE
CANDLEWOOD HOTEL CO INC       COMMODORE APPLIED TECH        DETREX CORPORATION
CANNON EXPRESS INC CL A       COMMONWEALTH BIOTECH INC      DF CHINA TECHNOLOGY INC
CANTERBURY CONSULTING GR      COMMTOUCH SOFTWARE LTD        DIALYSIS CORP OF AMERICA
CANYON RESOURCES CORP         COMPUTRAC INC                 DIASYS CORP
CAPITAL BEVERAGE CORP         COMTREX SYSTEMS CORP          DIEDRICH COFFEE
CAPUSLE COMMUNICATIONS        CONCEPTS DIRECT INC           DIGITAL LAVA INC
CARBIDE/GRAPHITE GRP INC      CONCERO INC                   DIGITAL LIGHTHOUSE
CARDIOTECH INTERNAT INC       CONOLOG CORPORATION           DIGITAL POWER CORP
CARECENTRIC INC               CONSOLIDATED MERCANTILE       DIGITAL RECORDERS INC
CARMEL CONTAINER SYSTEM       CONSULIER ENGINEERING         DIGITAL VIDEO SYSTEMS
CARRINGTON LABS INC           CONTINENTAL INFO SYSTS        DIGITALE TELEKABL AG ADR
CASCO INTERNAT INC            CONTINUCARE CORP              DIRECT INSITE CORP
CASH TECHNOLOGIES INC         CONTROL CHIEF HLDGS INC       DISC GRAPHICS INC
CASTELLE                      CORE MATERIALS CORP           DISC INC
CASUAL MALE CORP              CORRPRO COMPANIES             DIVERSIFIED CORP RES INC
CD&L INC                      CORTECH INC                   DIXON TICONDEROGA CO
CECO ENVIRONMENTAL CORP       COST-U-LESS INC               DMI FURNITURE INC
CEDARA SOFTWARE CORP          COTELLIGENT INC               DOCUMENT SCIENCES CORP
CELLULAR TECHNICAL SVCS       CPI AEROSTRUCTURES INC        DRIVER-HARRIS CO
CENTURA SOFTWARE CORP         CREATIVE COMPUTER APPLIC      DRIVERSSHEILD.COM INC
CERBCO INC CL A               CREATIVE HOST SRVCS INC       DRYCLEAN USA
CET ENVIRONMENTAL SVCS        CROSSWALK.COM INC             DSET CORP
CFC INTERNATIONAL INC         CROWN ANDERSEN INC            DSI TOYS INC
CHECK TECHNOLOGY CORP         CSP INC                       DUALSTAR TECHNOLOGIES CP
CHELL GROUP CORP              CTI INDUSTRIES CORP           DWYER GROUP INC
CHEQUEMATE INTERNATIONAL      CURTIS INTERNATIONAL LTD      DXP ENTERPRISES INC
CHICAGO RIVET & MACHINE       CYBEX INTERNAT                DYNAMIC HEALTHCARE TECH
CHINA RESOURCES DEVEL         CYPRESS BIOSCIENCE INC        DYNAMIC MATERIALS CORP
CHINAB2BSOURCING.COM INC      CYTRX CORPORATION             E COM VENTURES INC
CHINATIRE E-COMMERCE.COM      D.G. JEWELLERY OF CANADA      E-DENTIST.COM INC
CHOICETEL COMMUNCTNS INC      DA CONSULTING GROUP INC       E-STAMP CORPORATION
CHROMALINE CORPORATION        DAG MEDIA INC                 E-SYNC NETWORKS INC
CHROMATICS COLOR SCIENCS      DAIRY MART CONVENICE STR      E.MERGENT INC
CIDCO INC                     DARLING INTERNATIONAL         EA ENGINEERING SCI & TEC
CIMATRON LTD ORD SHARES       DATA DIMENSIONS INC           EAGLE FOOD CENTERS INC
CLASSIC COMMUNICATIONS A      DATA I/O CORP                 EAGLE SUPPLY GROUP INC
CLASSICA GROUP INC            DATA RACE INC                 EARL SCHEIB INC.
CLICKNSETTLE.COM INC.         DATA TRANSLATION INC          EARTHCARE COMPANY
COACTIVE MARKETING GROUP      DATATRAK INTERNAT'L INC       EASYRIDERS INC

EATERIES INC                  EVERLAST WORLDWIDE INC        GENTIA SOFTWARE PLC ADR
EBIX.COM INCORPORATED         EXABYTE CORP                  GEORESOURCES INC
ECCS INC                      EXPERTELLIGENCE INC           GETGO MAIL.COM INC
ECO SOIL SYSTEMS INC          EXX INC CL A                  GISH BIOMEDICAL INC
EDUCATIONAL DEVLOPMNT CP      EXX INC CL B                  GLAS-AIRE INDUSTRIES GRP
EDUCATIONAL VIDEO CONF        EZENIA! INCORPORATED          GLOBAL PAYMENT TECH INC
EL SITIO INCORPORATED         FAMILY STEAK HOUSES FL        GLOBAL TECHNOLOGIES LTD
ELAMEX S.A. DE C.V. CL 1      FARMSTEAD TELEPHONE GR        GLOBAL TECHNOVATIONS INC
ELEC COMMUNICATIONS CORP      FASHIONMALL.COM INC           GOLD STANDARD INC
ELECSYS CORPORATION           FASTNET CORPORATION           GOLDFIELD CORP
ELECTRIC & GAS TECH INC       FEATHERLITE INC               GOOD TIMES RESTAURANT
ELECTRO-SENSORS INC           FFP MARKETING CO INC          GRADCO SYSTEMS INC
ELECTROCHEMICAL IND LTD       FFP PARTNERS  L.P.            GRAND TOYS INTERNATIONAL
ELECTRONIC CLEAR HOUSE        FIBERSTARS INC                GREAT LAKES AVIATION LTD
ELECTRONIC TELE-COM CL A      FINET.COM INC                 GREEN DANIEL CO
ELECTROSOURCE INC             FIRETECTOR INC                GREENBRIAR CORP
ELEGANT ILLUSIONS INC         FIRST ECOM.COM INC            GREYSTONE DIGITAL TECH
ELMER'S RESTAURANT INC        FIRST TEAM SPORTS INC         GRILL CONCEPTS INC
ELOQUENT INCORPORATED         FIRSTWAVE TECHNOLOGIES        GRISTEDES FOODS INC
ELTEK LTD                     FLAMEMASTER CORP              GSE SYSTEMS INC
EMCEE BROADCAST PROD INC      FLANIGAN'S ENTERPRSE INC      GTR GROUP INC
EMERGING VISION INC           FLORSHEIM GROUP INC           GUARDIAN TECH INTL INC
EMONS TRANSPORTATION GRP      FOCAL INC                     HAHN AUTOMOTIVE WAREHSE
EMPIRE RESOURCES INC          FORTRESS GROUP INC (THE)      HALIFAX CORPORATION
EN POINTE TECHNOLOGIES        FORWARD INDUSTRIES INC        HALLWOOD GROUP INC
ENCHIRA BIOTECHNOLOGY CP      FOTOBALL USA INC              HAMPTON INDUSTRIES INC
ENDOREX CORPORATION           FOUNTAIN POWERBOAT IND        HAROLD'S STORES INC
ENHERENT CORP                 FRANKLIN TELECOMM CORP        HARVEY ELECTRONICS INC
ENLIGHTEN SOFTWARE SOL        FRESH CHOICE INC              HASTINGS MANUFACTURING
ENTRADA NETWORKS INC          FRIENDLY ICE CREAM CORP       HATHAWAY CORP
ENTRADE INC                   FRISCO BAY INDUSTRIES         HEADWAY CORPORATE RES
ENVIROGEN INC                 FRONTIER ADJUSTR OF AMER      HEALTHCARE INTEGRATED
ENVIRON TECHNOLOGY CORP       FRONTLINE COMMUNICATIONS      HEALTHCARE TECHNOLOGIES
ENVIRONMENTAL SAFEGUARDS      FULL HOUSE RESORTS INC        HEALTHCENTRAL.COM
EON COMMUNICATIONS CORP       FULL LINE DISTRIBUTORS        HEALTHGATE DATA CORP
EPICEDGE INC.                 FUTUREMEDIA PLC ADR           HEALTHWATCH INC
EPRISE CORPORATION            G. WILLI-FOOD INTL            HEALTHY PLANET PRODUCTS
ESAFETYWORLD INC              GALLERY OF HISTORY INC        HEARME
ESCALON MEDICAL CORP          GC COMPANIES INC              HEARX LTD
ESOFT INC                     GEERLINGS & WADE INC          HEMAGEN DIAGNOSTICS INC
ESPEY MFG & ELECTRONICS       GENERAL BEARING CORP          HI-SHEAR TECHNOLOGY CORP
ETZ LAVUD CL A                GENERAL CHEMICAL GROUP        HICKOK INC CL A
ETZ LAVUD LTD ORD             GENERAL DATACOMM IND INC      HIGHWAY HOLDINGS LIMITED
EUPHONIX INC                  GENERAL EMPLOYMENT ENT        HIRSCH INTERNAT CP CL A
EURO TECH HOLDINGS LTD        GENSYM CORP                   HLM DESIGN INC

HMG WORLDWIDE CORP            INNOVO GROUP INC              KELLSTROM INDUSTRIES INC
HOME PRODUCTS INTERNAT        INPRIMIS INC                  KENTUCKY ELECTRIC STEEL
HOMESEEKERS.COM INC           INSCI-STATEMENTS.COM          KESTREL ENERGY INC
HORIZON MEDICAL PRODUCTS      INSITUFORM EAST INC           KEY TRONICS CORP
HORIZON PHARMACIES INC        INSTEEL INDUSTRIES INC        KEYSTONE CONSOLIDATED
HOST AMERICA CORP             INTASYS CORPORATION           KINARK CORP
HOTELWORKS.COM                INTEGRA INC                   KIT MANUFACTURING CO
HUDSON HOTELS CORP NEW        INTEGRAL VISION INC           KNOT INC
HUDSON TECHNOLOGIES INC       INTEGRAMED AMERICA INC        KRAUSE'S FURNITURE INC
HUNTCO INC CL A               INTEGRATED INFO SYSTEMS       KREISLER MANUFACTURING
HURCO COMPANIES INC           INTELEFILM CORPORATION        KRUG INTERNAT CORP
HYTEK MICROSYSTEMS INC        INTELLIGENT CONTROLS INC      LACROSSE FOOTWEAR INC
I-LINK INC                    INTERDENT INC                 LAKELAND INDUSTRIES INC
I-SECTOR CORPORATION          INTERLINQ SOFTWARE            LANGER BIOMECHANICS GRP
I.C. ISAACS & CO INC          INTERNAT AIRCRAFT INVS        LANVISION SYSTEMS INC
IBS INTERACTIVE INC           INTERNAT AIRLINE SUPP GP      LASER TECHNOLOGY INC
ICH CORP                      INTERNAT BRIQUETTES HLDG      LATIN AMERICAN CASINOS
IDEAMALL INC                  INTERNAT ELECTRONICS          LAUNCH MEDIA INC
IEC ELECTRONICS CORP          INTERNAT REMOTE IMAG SYS      LEADING BRANDS INC
IFR SYSTEMS INC               INTERNET AMERICA INC          LEAPNET INC
IFS INTERNATIONAL HLDGS       INTERNET COMMRC&COMMCTNS      LEARN2.COM INC
IGI INC                       INTERNET GOLD-GOLDEN          LEATHER FACTORY INC
IGO CORPORATION               INTERSTATE HOTELS CORP        LECTEC CORP
IIS INTELLIGENT INFO SYS      INTERSYSTEMS INC              LIBERTY HOMES INC CL A
ILX RESORTS INC               INTERVISUAL BOOKS INC         LIBERTY HOMES INC CL B
IMAGE SENSING SYSTEMS         IOMED INC                     LIGHTNING ROD SOFTWARE
IMMUCELL CORP                 ION NETWORKS INC.             LITTLEFIELD CORPORATION
IMMUCOR INC                   IPARTY CORP                   LOG ON AMERICA INC
IMP INC                       IPRINT.COM INC                LOGIC DEVICES INC
IMPRESO.COM INC.              ISOMET CORP                   LOWRANCE ELECTRONICS INC
IMPROVENET INCORPORATED       ISONICS CORPORATION           LUCILLE FARMS INC
INCARA PHARMACEUTICALS        ISRAMCO INC                   LUMINANT WORLDWIDE
INDUSTRIAL DATA SYSTM CP      J ALEXANDER'S CORP            MADE2MANAGE SYSTEMS INC
INDUSTRIAL DISTR GRP INC      J2 COMMUNICATIONS             MAGNUM SPORTS & ENTRTNMT
INDUSTRIAL RUBBER PRDCTS      JACLYN INC                    MAI SYSTEMS CORP
INDUSTRIAL SVCS OF AMER       JANUS HOTELSANDRESORTS        MAII HOLDINGS INC
INFINITE GROUP INC            JEWETT-CAMERON TRAD CO        MAJOR AUTOMOTIVE COS INC
INFINIUM SOFTWARE INC         JINPAN INTERNAT LTD           MANATRON INC
INFODATA SYSTEMS              JLM COUTURE INC               MANCHESTER TECHNOLOGIES
INFONAUTICS INC               JLM INDUSTRIES INC            MAREX INC
INFONOW CORPORATION           JORE CORPORATION              MARGATE INDUSTRIES INC
INFU-TECH INC                 JOULE INC                     MARGO CARIBE INC
INGENUUS CORPORATION          JUDGE GROUP INC               MARISA CHRISTINA INC
INITIO INC                    JUNIPER GROUP INC             MARLTON TECHNOLOGIES INC
INNOVATIVE MED SERVICES       K2 DIGITAL INC                MARNETICS BRDBND TCHNLGS

MATEC CORP                    MORTON INDUSTRIAL GP CLA      NSTOR TECHNOLOGIES INC
MAXICARE HEALTH PLANS         MOTORVAC TECHNOLOGIES         NUWAVE TECHNOLOGIES INC
MBC HOLDING COMPANY           MOVIE STAR INC                NYER MEDICAL GROUP INC
MC SHIPPING INC               MOYCO TECHNOLOGIES INC        OCEAN BIO-CHEM INC
MCCLAIN INDUSTRIES INC        MPM TECHNOLOGIES INC          ODETICS INC CL B
MCLAREN PERFORMANCED TEC      MPW INDUSTRIAL SRVCS GRP      OHIO ART COMPANY, THE
MCRAE INDUSTRIES CL A         MULTI-LINK TELECOMM INC       OI CORP
MCRAE INDUSTRIES CL B         MUSICMAKER.COM INC            OILGEAR COMPANY, THE
MEADOW VALLEY CORP            MYWEB INC.COM                 OMNI U.S.A. INC
MED-EMERG INTERNAT INC        N-VIRO INTERNAT CORP          OMTOOL LTD
MEDCOM USA INCORPORATED       N2H2 INC                      ON TECHNOLOGY CORP
MEDIABAY INCORPORATED         NAPCO SECURITY SYSTS INC      ON-POINT TECHNOLOGY SYST
MEDIALINK WORLDWIDE INC       NATIONAL HOME CENTERS         ON-SITE SOURCING INC
MEDICAL ADVISORY SYSTEMS      NATIONAL TECHNICAL SYSTS      ON2 TECHNOLOGIES INC
MEDICORE INC                  NATURAL ALTERNATIVES INT      ONE PRICE CLOTHING STORE
MEDPLUS INC                   NEFF CORPORATION              ONSPAN NETWORKING INC
MER TELEMANAGEMENT SLTNS      NEMATRON CORPORATION          ONTRO INC
MERGE TECHNOLOGIES INC        NESCO INCORPORATED            OPEN PLAN SYSTEMS INC
MERISEL INC NEW               NETCURRENTS INCORPORATED      OPTA FOOD INGREDIENTS
MERITAGE HOSPITALITY GRP      NETLOJIX COMMUNICATIONS       OPTELECOM INC
MESA LABORATORIES INC         NETOBJECTS INC                OPTICARE HEALTH SYSTEMS
METALCLAD CORP                NETRADIO CORPORATION          OPTIKA INC
METATEC INTERNATIONAL         NETSMART TECHNOLOGIES         OPTIO SOFTWARE INC
METHODE ELECTRONICS CL B      NETWORK COMMERCE INC          ORALABS HOLDING CORP
METRETEK TECHOLOGIES INC      NETWORK CONNECTION INC        ORBIT INTERNATIONAL CORP
METROCALL INC                 NETWORK SIX INC               ORBIT/FR INC
MEXICAN RESTAURANTS INC       NETWORK-1 SEC SOLUTIONS       ORIOLE HOMES CL A
MFRI INC                      NETZEE INC                    ORIOLE HOMES CL B
MICHAEL ANTHONY JEWELERS      NEW CHINA HOMES LTD           ORLANDO PREDATORS ENTNMT
MICROLOG CORP                 NEW TEL LTD SPONS ADR         ORYX TECHNOLOGY CORP
MICRONETICS WIRELESS INC      NEW WORLD COFF-MNHTN BGL      OSAGE SYSTEMS GROUP INC
MICROS-TO-MAINFRAMES INC      NEW YORK HEALTH CARE INC      OUTLOOK GROUP CORP
MICROWARE SYSTEMS CORP        NEWCOR INC                    OVERHILL CORPORATION
MICROWAVE FILTER CO INC       NEWSEDGE CORPORATION          OWOSSO CORP
MIKRON INSTRUMENT CO          NEXUS TELOCATION SYSTEMS      OXBORO MEDICAL INC
MILESTONE SCIENTIFIC INC      NIAGARA CORPORATION           PACER TECHNOLOGY
MILLBROOK PRESS INC THE       NITCHES INC                   PACIFIC AEROSPACE & EL
MILTOPE GROUP INC             NOGA ELECTRO-MECHANICAL       PACIFIC MAGTRON INTL
MINING SERVICES INTERNAT      NORTECH SYSTEMS INC           PACIFICHEALTH LABS INC
MITEK SYSTEMS INC             NORTH AMER TECHNOLOGIES       PACIFICNET.COM INC
MONARCH DENTAL CORP           NORTHERN TECHNOLOGY           PALOMAR MEDICAL TECH
MONARCH SERVICES INC          NOTIFY TECHNOLOGY CORP        PANCHO'S MEXICAN BUFFET
MOORE-HANDLEY INC             NOVATEL INC                   PAPER WAREHOUSE INC
MORGAN GROUP INC              NOVITRON INTERNAT INC         PARADISE MUSIC & ENT INC
MORGAN'S FOODS INC            NQL INC                       PARIS CORPORATION

PASW INC                      PROVENA FOODS INC             S I TECHNOLOGIES INC
PAUL-SON GAMING CORP          PSC INC                       S2 GOLF INC
PEACE ARCH ENTERTNMT B        PURE WORLD INC                SAFLINK CORPORATION
PENTACON INC                  Q.E.P. CO INC                 SALIENT 3 COMM INC CL A
PERCEPTRON INC                QC OPTICS                     SALON.COM
PERFECTDATA CORP              QSOUND LABS INC               SAMES CORPORATION
PERLE SYSTEMS LTD             QUALMARK CORPORATION          SANDATA INC
PERSISTENCE SOFTWARE INC      QUESTCOR PHARMACEUTICALS      SANDS REGENT, THE
PETROMINERALS CORP            QUIGLEY CORP THE              SAUCONY INC CL A
PHAR-MOR INC                  QUIZNO'S CORP.,THE            SBE INC
PHAZAR CORP                   QUOTESMITH.COM INC            SCHEID VINEYARDS INC CLA
PHOENIX GOLD INTERNAT         R-B RUBBER PROD INC           SCHERER HEALTHCARE INC
PHOTO CONTROL CORP            RADCOM LTD                    SCHMITT INDUSTRIES INC
PHOTOWORKS INC                RAG SHOPS INC                 SCIENCE DYNAMICS CORP
PICCADILLY CAFETERIAS         RAMSAY YOUTH SERVICES         SECURITY ASSOC INTL INC
PIERRE FOODS INC              RAYTECH CORP                  SED INTERNAT HLDNGS INC
PIONEER RAILCORP              RAYTEL MEDICAL CORP           SEEC INC
PLANET POLYMER TECH INC       RECONDITIONED SYSTEMS         SEL-LEB MARKETING INC
PLANETCAD INC                 REDHOOK ALE BREWERY INC       SELAS CORP OF AMERICA
PLASTIC SURGERY COMPANY       REEDS JEWELERS INC            SELECT COMFORT CORP
PLYMOUTH RUBBER INC CL A      REFAC                         SELECT THERAPEUTICS INC
PLYMOUTH RUBBER INC CL B      REGISTRY MAGIC INC            SENSORY SCIENCE CORP
PMR CORP                      RELIV INTERNATIONAL INC       SENSYTECH INC
POLLUTION RES & CNTRL         RELM WIRELESS CORP            SENTO CORPORATION
POLYAIR INTER PACK INC        RENT A WRECK OF AMERICA       SERVOTRONICS INC
POLYDEX PHARMACEUTICALS       RESEARCH INC                  SHERWOOD BRANDS INC
POLYMER RESEARCH OF AMER      RETURN ASSURED INC            SHOE PAVILION INC
POLYVISION CORP               REUNION INDUSTRIES INC        SHOPNET.COM INC
PORTA SYSTEMS CORP            REXHALL INDUSTRIES INC        SIGMATRON INTERNAT INC
POWERBRIEF INC                RF INDUSTRIES LTD             SILICOM LTD
POWERCERV CORPORATION         RICHMONT MINES INC            SILVERSTAR HLDGS LTD
PPT VISION INC                RICK'S CABERET INTL           SIMPLAYER.COM LTD
PRECIS SMART CARD SYSTMS      RIDDELL SPORTS INC            SMITHWAY MOTOR XPRESS A
PREMIER CONCEPTS INC          RIGHT START INC., THE         SNOWBALL.COM INC
PRIMIX SOLUTIONS INC.         RIVIERA TOOL COMPANY          SOFTLOCK.COM INC
PRINTWARE INC                 ROADHOUSE GRILL INC           SONIC SOLUTIONS
PRIVATE BUSINESS INC          ROBO GROUP TEK LTD            SONOMAWEST HOLDINGS INC
PRO-DEX INC CO                ROCKWELL MEDICAL TECHS        SONUS CORPORATION
PROFILE TECHNOLOGIES INC      ROCKY MTN CHOCOLATE FAC       SOS STAFFING SVC INC
PROGEN INDUSTRIES LTD         ROCKY SHOES & BOOTS INC       SOURCINGLINK.NET INC
PROGRAMMERS PARADISE INC      RONSON CORP                   SPAN-AMER MEDICAL SYSTS
PROLONG INTERNAT CORP         ROTONICS MANUFACTURING        SPAR GROUP INC
PROMOTIONS.COM INC            ROWECOM INC                   SPECIALTY CATALOG CP
PROTOSOURCE CORP              ROYAL PRECISION INC           SPEIZMAN INDUSTRIES INC
PROVELL INC CL A              RURAL/METRO CORP              SPINNAKER INDUSTRIES A

SPINNAKER INDUSTRIES INC      TELENETICS CORPORATION        UNI-MARTS INC
SPORT HALEY INC               TELESCAN INC                  UNISERVICE CORPORATION A
SPORT SUPPLY GROUP INC        TELESOFT CORP                 UNITED HERITAGE CORP
SPORTSMAN'S GUIDE INC         TELETOUCH COMMUN              UNITED SHPPG & TECHNOLOG
STAGE II APPAREL CORP         TELTRONICS INC                UNIVERSAL AUTOMOTIVE IND
STANDARD AUTOMOTIVE CORP      TENERA INC                    UNIVERSAL MANUFACTURING
STAR BUFFET INC               TENFOLD CORPORATION           UNIVIEW TECHNOLOGIES CP
STAR MULTI CARE SVCS          TERAGLOBAL COMMUNICATION      US HOME SYSTEMS INC
STAR STRUCK LTD               TGC INDUSTRIES INC            US INTERACTIVE INC
STARTEC GLBL COMMS CORP       THACKERAY CORP                US-CHINA INDUSTRIAL EXCH
STEAKHOUSE PARTNERS INC       THERMOVIEW INDUSTRIES         USABANCSHARES.COM INC
STEARNS & LEHMAN INC          THERMWOOD CORP                USANA HEALTH SCIENCE INC
STEELCLOUD COMPANY            THINKPATH.COM INC             USDATA CORP
STEPHAN COMPANY, THE          THOMAS NELSON INC CL B        USOL HOLDINGS INC
STM WIRELESS INC CL A DE      TII INDUSTRIES INC            USURF AMERICA INC
STRATASYS INC                 TOFUTTI BRANDS INC            VALLEY MEDIA INC
STRATESEC INC                 TOP IMAGE SYSTEMS LTD         VANTAGEMED CORPORATION
STREAMEDIA CMMNCTNS INC       TOR MINERALS INTL INC         VARI-LITE INTERNAT INC
STREICHER MOBILE FUELING      TOTAL CONTAINMENT INC         VCAMPUS CORPORATION
SUCCESSORIES INC              TOUCHSTONE APPLIED SCI        VDC COMMUNICATIONS INC
SUNAIR ELECTRONICS INC        TOWNE SERVICES INC            VENTURE CATALYST INC
SUNHAWK.COM CORPORATION       TPN HOLDINGS PLC              VENTURIAN CORP
SUPER VISION INTERNAT A       TRADER.COM NV CL A            VENUS EXPLORATION INC
SURGE COMPONENTS INC          TRAILER BRIDGE INC            VERAMARK TECHNOLOGIES
SURGICAL LASER TECH           TRAMFORD INTERNAT LTD         VERSAR INC
SYMBOLLON CP CL A             TRANS LUX CORP                VESTCOM INTERNAT INC
SYNBIOTICS CORP               TRANS-GLOBAL INTERACTIVE      VIADOR INCORPORATED
SYNERGY BRANDS INC            TRANS-INDUSTRIES INC          VIATEL INC
TAB PRODUCTS CO               TRANSCEND SERVICES INC        VICON INDUSTRIES INC
TAITRON COMPONENTS CL A       TRANSFINANCIAL HLDGS INC      VIEWCAST.COM INC
TANGRAM ENTER SOLUTIONS       TRANSMATION INC               VIRGIN EXPRESS HLDGS PLC
TAT TECHNOL LTD               TRANSPRO INC                  VIRTUALFUND.COM INC
TAYLOR DEVICES INC            TRAVIS BOATS&MOTORS INC       VISTA GOLD CORP
TEAM COMMUNICATIONS GRP       TRIMEDYNE INC                 VISTA MEDICAL TECH INC
TECH FLAVORS & FRAGRANCE      TRIO-TECH INTERNAT            VISUAL DATA CORP
TECHDYNE INC                  TRM CORPORATION               VITA FOOD PRODUCTS INC
TECHNICAL COMMUNICATIONS      TRUETIME INCORPORATED         VITALCOM INC
TECHNISOURCE INC              TUMBLEWEED INC                VITECH AMERICA INC
TECHNOLOGY RESEARCH INC       TURBOCHEF TECHNOLOGIES        VIZACOM INC
TECHSYS INC                   U.S. AGGREGATES INC           VODAVI TECHNOLOGY INC
TEKGRAF INC CL A              U.S. HOME & GARDEN INC        VSE CORP
TEKNOWLEDGE CORPORATION       UBICS INC                     VSOURCE INC
TELAXIS COMMUNICATIONS        UBRANDIT.COM                  WATERS INSTRUMENT INC
TELECOM ITALIA SPA CL A       UFP TECHNOLOGIES INC          WCM CAPITAL INC
TELEMATE.NET SOFTWARE         ULTRADATA SYST INC            WEBHIRE INC

FISCAL 2001 AMEX $0 TO $20 MILLION CAPITALIZATION PEER GROUP

WEBLINK WIRELESS INC
WEGENER CORP
WELLCO ENTERPRISES INC
WELLS-GARDNER ELECTRONIC
WESTERBEKE CORP
WESTERN PWR & EQUIPMENT
WESTMINSTER CAPITAL INC
WILLAMETTE VALLEY VNYD
WILLIAMS INDUSTRIES INC
WINLAND ELECTRONICS INC
WOMEN.COM NETWORKS, INC
WORKGROUP TECHNOLOGY CP
WORLD AIRWAYS INC
WORLD OF SCIENCE INC
WORLDQUEST NETWORKS INC
WRP CORPORATION
WSI INDUSTRIES INC
YOCREAM INTERNATIONAL
YOUBET.COM INC
ZANY BRAINY INC
ZAPWORLD.COM
ZEROPLUS.COM INC
ZEVEX INTERNAT INC
ZYMETX INC

                                                                       EXHIBIT B


                            KRUG INTERNATIONAL CORP.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

1.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial statements and other financial information provided by the Corporation to the SEC or the public; the Corporation's systems of internal controls regarding finance, accounting and compliance with laws and governmental regulations; and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

- Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
- Review and appraise the audit efforts of the Corporation's independent auditors.
- Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations, rules of the American Stock Exchange or the Corporation's Code of Conduct.

2.       COMPOSITION

         The Audit Committee shall be comprised of at least three directors as determined by the Board. Each Audit Committee member shall be independent and free from any relationship that would interfere with the exercise of his or her independent judgement as a member of the Audit Committee, except that if it is determined by the Board that it is in the Corporation's best interest, the Board may select one member who is not independent provided that Director is not an employee or officer (or family member thereof) of the Corporation. All members of the Committee shall have working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

3.       MEETINGS

         The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either group believes should be discussed privately.

4.       RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Committee shall:

         DOCUMENTS/REPORTS REVIEW

         1. Review the Corporation's annual consolidated financial statements and other financial information submitted to the SEC or the public, including any certification, report, opinion, or review rendered by the independent auditors.

         2.       Review with financial management and the independent auditors:
                  (i) the interim financial information contained in the Corporation's Quarterly Report on Form 10-Q prior to its filing, (ii) the earnings announcement prior to its release (if practicable), and (iii) the results of the review of such information by the independent auditors. These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.

         INDEPENDENT AUDITORS

         3. Recommend to the Board of Directors the selection of the independent auditors.

         4.       Approve any proposed discharge of the independent auditors.

         5. On an annual basis, review and discuss with the auditors all significant relationships the auditors have with the Corporation to determine the auditors' independence, and receive and review the independent auditors' annual letter to the Corporation on their independence.

         6. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

         FINANCIAL REPORTING PROCESSES

         7. Consult with the independent auditors and review the integrity of the Corporation's financial reporting processes, both internal and external.

         8. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         9. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         10. Review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

         LEGAL COMPLIANCE


         11. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                            KRUG INTERNATIONAL CORP.
                         ANNUAL MEETING OF SHAREHOLDERS
                             MONDAY, AUGUST 20, 2001



               - TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE -


                            KRUG INTERNATIONAL CORP.


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, AUGUST 20, 2001



         The undersigned hereby constitutes and appoints Robert M. Thornton, Jr. and Karen B. Brenner, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to appear at the Annual Meeting of Shareholders of KRUG International Corp. ("KRUG") to be held on Monday, August 20, 2001 at 2:00 p.m., local time, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of KRUG which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 5

1.       Election of Directors

         The nominees are: Dr. Steven Baileys, James J. Mulligan, Ronald J. Vannuki, and Michael W. Hall

                        [ ]    FOR                     [ ]    WITHHOLD

         YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES BY MARKING THE FOR BOX AND STRIKING OUT THE NAME OF ANY SUCH NOMINEE OR NOMINEES.

2. Adoption of a proposed amendment to the Corporation's Amended Articles of Incorporation changing the name of the Corporation to "SunLink Health Systems, Inc."

                [ ]  FOR           [ ]  AGAINST            [ ] ABSTAIN

3. Adoption of a proposed amendment to the Corporation's Code of Regulations to change the date of the Annual Meeting of Shareholders to reflect the change in the Corporation's fiscal year-end to June 30th as described in the accompanying proxy statement.

                [ ]  FOR           [ ]  AGAINST            [ ] ABSTAIN


4. Approval of the 2001 Long Term Stock Option Plan as described in the accompanying proxy statement.

                [ ]  FOR           [ ]  AGAINST            [ ] ABSTAIN




          THIS PROXY IS CONTINUED ON THE REVERSE. PLEASE SIGN AND DATE
                       ON THE REVERSE AND RETURN PROMPTLY.



               - TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE -



5. Approval of the 2001 Outside Directors' Stock Ownership and Stock Option Plan as described in the accompanying proxy statement.

                [ ]  FOR           [ ]  AGAINST            [ ] ABSTAIN



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 5. THE PROXIES ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                                        THE UNDERSIGNED HEREBY ACKNOWLEDGES
                                        RECEIPT OF THE NOTICE OF SAID ANNUAL
                                        MEETING, THE PROXY STATEMENT RELATING
                                        THERETO AND KRUG'S ANNUAL REPORT TO
                                        SHAREHOLDERS FOR THE FISCAL YEAR ENDED
                                        MARCH 31, 2001.

                                        Date:                           2001
                                             ---------------------------

                                        -------------------------------------


                                        -------------------------------------
                                        Signature(s) of Shareholders


                                        IMPORTANT: PLEASE SIGN AS NAME(S) APPEAR
                                        ON THIS PROXY AND DATE THIS PROXY. IF
                                        JOINT ACCOUNT, EACH JOINT OWNER SHOULD
                                        SIGN. IF SIGNING FOR A CORPORATION OR
                                        PARTNERSHIP OR AS AGENT, ATTORNEY OR
                                        FIDUCIARY, INDICATE THE CAPACITY IN
                                        WHICH YOU ARE SIGNING.